UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Histogenics Corporation

(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 3, 2016

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

830 Winter Street, 3rd Floor

Waltham, Massachusetts 02451

(781) 547-7900

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 3, 2016, Histogenics Corporation (the “Company”) became aware of certain clerical errors in its 2013 Equity Incentive Plan (the “2013 Plan”) and 2013 Employee Stock Purchase Plan (the “2013 ESPP”) relating to the maximum number of shares which may be issued to or purchased by a participant in any given calendar year, which stemmed from the inadvertent application of the Company’s reverse stock split at the time of its initial public offering to such sections. The sole purpose of this Current Report on Form 8-K is to re-file the corrected versions of the 2013 Plan and the 2013 ESPP and to update the disclosures relating to the 2013 Plan and the 2013 ESPP reflected in the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 28, 2016 (the “Proxy Statement”) and available on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov, and other filings with the SEC.

The Company, as set forth in the Proxy Statement, is asking its stockholders to approve an amendment to the 2013 Plan to increase the aggregate number of shares authorized for issuance under the 2013 Plan (the “Amendment”). The Company’s Compensation Committee approved the Amendment, subject to approval of the Board and the stockholders, and the Board approved the Amendment, subject to approval of the stockholders. If the Company’s stockholders do not approve the Amendment at the Company’s 2016 Annual Meeting of Stockholders on June 22, 2016, the existing version of the 2013 Plan, as corrected for the clerical errors, will remain in effect.

The Amendment provides for: (1) an increase of 300,000 shares of common stock available for issuance under the 2013 Plan and (2) an increase in the number of shares of common stock automatically added to the 2013 Plan on January 1 of each year during the term of the 2013 Plan, starting with January 1, 2017. A summary of the material terms of the 2013 Plan, as corrected for the clerical errors, and the Amendment are set forth below.

Material Terms of the 2013 Plan

The following is a summary of the principal features of the 2013 Plan and the Amendment. It is qualified in its entirety by reference to the full text of the 2013 Plan, filed hereto as Exhibit 10.3, and any stockholder who desires to obtain a copy of the 2013 Plan and the Amendment may do so by written request to the Company at Histogenics Corporation, 830 Winter Street, 3rd Floor, Waltham, MA 02451, Attn: Corporate Secretary.

Share Reserve. The number of shares of the Company’s common stock available for issuance under the 2013 Plan will equal 1,869,957 shares, including the share increase proposed in the Proxy Statement. Of these, as of April 25, 2016, approximately 1,026,662 shares are subject to outstanding options (with exercise prices ranging from $2.55 to $9.97, a weighted average exercise price of $6.59 per share and expiration dates ranging from 2025 to 2026); no shares are subject to outstanding SARs, unvested/unsettled RSUs, unvested restricted/performance share awards; and approximately 363,705 shares remain available for issuance pursuant to awards to be granted under the 2013 Plan, including the share increase for which the Company is seeking stockholder approval in the Proxy Statement.

The number of shares reserved for issuance under the 2013 Plan, following approval of the Amendment, if at all, will be increased automatically on January 1 of each year during the term of the plan, starting with January 1, 2017, by a number equal to the lesser of:

•	4.0% of the shares of common stock outstanding on December 31 of the prior year; or

•	the number of shares determined by the Board.

In general, if awards under the 2013 Plan are forfeited, terminate, expire or lapse without the issuance of shares, if the Company repurchases shares issued under the 2013 Plan, if shares are applied to pay the exercise or purchase price of an award or are withheld to satisfy tax obligations with respect to any award, then such shares will again become available for awards. All share numbers described in this summary of the 2013 Plan will automatically adjust in the event of a stock split, a stock dividend, or a reverse stock split.

Administration. The Compensation Committee of the Board administers the 2013 Plan. The Compensation Committee has complete discretion to make all decisions relating to the 2013 Plan and outstanding awards, including repricing outstanding options and modifying outstanding awards.

Eligibility. Employees, non-employee directors and consultants are eligible to participate in the 2013 Plan.

Types of Award. The 2013 Plan provides for the following types of awards:

•	incentive and nonstatutory stock options;

•	stock appreciation rights;

•	restricted share awards;

•	stock unit awards; and

•	performance cash awards.

Options and Stock Appreciation Rights. The exercise price for options granted under the 2013 Plan may not be less than 100% of the fair market value of the Company’s common stock on the grant date. Optionees may pay the exercise price in cash or, with the consent of the Compensation Committee and as set forth in the applicable agreement:

•	with shares of common stock that the optionee already owns;

•	by an immediate sale of shares through a broker approved by us, if shares of the Company’s common stock are publicly traded;

•	through a net exercise procedure;

•	by delivery of a full-recourse promissory note; or

•	by other methods permitted by applicable law.

A participant who exercises a stock appreciation right receives the increase in value of the Company’s common stock over the base price. The base price for stock appreciation rights may not be less than 100% of the fair market value of the Company’s common stock on the grant date. The settlement value of a stock appreciation right may be paid in cash or shares of common stock or a combination of both.

Options and stock appreciation rights vest as determined by the compensation committee at the time of grant. In most cases, they will vest over a four-year period following the date of grant. Options and stock appreciation rights expire at the time determined by the compensation committee but in no event more than ten years after they are granted. These awards generally expire earlier if the participant’s service terminates earlier. No participant may be granted stock options and stock appreciation rights covering more than 500,000 shares in any calendar year except that the Company may grant a new employee up to an additional 500,000 shares in the calendar year such employee is hired.

Restricted Shares and Stock Units. Restricted shares and stock units may be awarded under the 2013 Plan in return for any lawful consideration, and participants who receive restricted shares or stock units generally are not required to pay cash for their awards. In general, these awards will be subject to vesting. Vesting may be based on length of service, the attainment of performance-based milestones or a combination of both, as determined by the compensation committee. No participant may be granted restricted share awards and stock units covering more than 500,000 shares during any single calendar year. This annual limit is in addition to any stock options and stock appreciation rights the participant may receive during a calendar year except that the Company may grant a new employee up to an additional 500,000 shares in the calendar year such employee is hired. Settlement of vested stock units may be made in the form of cash, shares of common stock, or a combination.

Performance Cash Awards. Performance cash awards may be granted under the 2013 Plan that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), if the award is approved by Compensation Committee and the grant or vesting of the award is tied solely to the attainment of performance goals during a designated performance period. No participant may be paid more than $1,000,000 in cash in any calendar year pursuant to a performance cash award granted under the 2013 Plan. Performance goals for the grant or vesting of awards under the 2013 Plan may be based on any one of, or combination of, the following: earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investment or capital employed; operating income; gross margin; operating margin; net operating income (before or after taxes); return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital; economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; or other objective corporate or individual strategic or individual performance goals. To the extent a performance award is not intended to comply with Section 162(m) of the Code, the Compensation Committee may select other measures of performance.

Automatic Director Grants. Under the annual director grant program, non-employee members of the Board will also receive automatic grants of non-statutory stock options under the 2013 Plan. For purposes of the Company’s annual director grant program, a non-employee director is a director who is not employed by the Company and who does not receive compensation from the Company or have a business relationship with the Company that would require disclosure under certain SEC rules. Each non-employee director joining the Board will automatically be granted a non-statutory stock option to purchase 20,000 shares of common stock with an exercise price equal to the fair market value of the Company’s common stock on the grant date. This initial option will vest ratably in quarterly installments over 3 years of continuous service following the date of grant. In addition, on the date of each annual meeting of the Company’s stockholders, each non-employee director will automatically be granted a non-statutory stock option to purchase 10,000 shares of the Company’s common stock on that date with an exercise price equal to the fair market value of the Company’s common stock on the grant date. A non-employee director who receives an initial award will not receive the additional annual award in the same calendar year. Automatic annual grants vest ratably in monthly installments over 12 months of continuous service following the date of grant. If the Company is subject to a change in control, then all of the director’s automatic grants will become fully vested. All automatic director options have a maximum term of ten years.

Corporate Transactions. In the event the Company is a party to a merger, consolidation or certain change in control transactions, outstanding awards granted under the 2013 Plan, and all shares acquired under the 2013 Plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by the Compensation Committee). Unless an award agreement provides otherwise, such treatment shall include any of the following with respect to each outstanding award:

•	the continuation, assumption or substitution of an award by the Company or the acquiror or surviving corporation;

•	the cancellation of the unvested portion of options and stock appreciation rights without payment of any consideration;

•	the full exercisability of outstanding options and stock appreciation rights and full vesting of the common shares subject to options and stock appreciation rights, followed by cancellation of such options and stock appreciation rights;

•	the cancellation of the vested portion of options and stock appreciation rights in exchange for a payment equal to the excess, if any, of the value that a holder of a share of the Company’s common stock receives in the transaction over the exercise or purchase price of such award;

•	the cancellation of outstanding stock units (whether vested or unvested) in exchange for a payment equal to the value that a holder of a share of the Company’s common stock receives in such transaction, which payment may be subject to vesting based on the participant’s continuing service with the surviving or acquiring entity; or

•	the assignment of any repurchase or reacquisition rights held by the Company to the surviving or acquiring entity.

The Compensation Committee is not required to treat all awards, or portions thereof, in the same manner. The Compensation Committee has the discretion to provide that an award granted under the 2013 Plan will vest on an accelerated basis if the Company is subject to a change in control or if the participant is subject to an involuntary termination, either at the time such award is granted or afterward.

A change in control includes:

•	any person acquiring beneficial ownership of more than 50% of the Company’s total voting power;

•	the sale or other disposition of all or substantially all of the Company’s assets; or

•	the Company’s merger or consolidation after which the Company’s voting securities represent 50% or less of the total voting power of the surviving or acquiring entity.

Changes in Capitalization. In the event that there is a change in the capital structure of the Company’s common stock, such as a stock split, reverse stock split, or dividend paid in common stock, proportionate adjustments will automatically be made to the kind and maximum number of shares:

•	reserved for issuance under the 2013 Plan;

•	by which the share reserve may increase automatically each year;

•	that may be granted to a participant in a year (as established under the 2013 Plan pursuant to Section 162(m) of the Code);

•	that may be issued upon the exercise of incentive stock options; and

•	covered by each outstanding option, stock appreciation right and stock unit, the exercise price applicable to each outstanding option and stock appreciation right, and the repurchase price, if any, applicable to restricted shares.

In the event that there is a declaration of an extraordinary dividend payable in a form other than the Company’s common stock in an amount that has a material effect on the price of the Company’s common stock, a recapitalization, a spin-off or a similar occurrence, the compensation committee may make such adjustments as it deems appropriate, in its sole discretion.

Amendments or Termination. The Board may amend or terminate the 2013 Plan at any time and for any reason. If the Board amends the 2013 Plan, it does not need stockholder approval of the amendment unless required by applicable law, regulation or rules. The 2013 Plan will continue in effect for ten years, unless the Board decides to terminate the plan earlier or unless the Board and stockholders later approve an extension of this term.

Material Terms of the 2013 ESPP

A summary of the material terms of the 2013 ESPP, as corrected for the clerical error, is set forth below. It is qualified in its entirety by reference to the full text of the 2013 ESPP, filed hereto as Exhibit 10.4, and any stockholder who desires to obtain a copy of the 2013 ESPP may do so by written request to the Company at Histogenics Corporation, 830 Winter Street, 3rd Floor, Waltham, MA 02451, Attn: Corporate Secretary.

The ESPP was adopted by the Board in November 2013, and the Company’s stockholders approved it in October 2014. The 2013 ESPP will become effective upon consummation of the Company’s initial public offering. The 2013 ESPP is intended to qualify under Section 423 of the Code.

Share Reserve. We initially reserved 103,665 shares of common stock for issuance under the 2013 ESPP. The number of shares reserved for issuance under the 2013 ESPP will automatically be increased on the first business day of each of fiscal year, commencing in 2015, by a number equal to the least of:

•	51,832 shares;

•	1% of the shares of common stock outstanding on the last business day of the prior fiscal year; or

•	the number of shares determined by the Board.

The number of shares reserved under the 2013 ESPP will automatically be adjusted in the event of a stock split, stock dividend or a reverse stock split (including an adjustment to the per-purchase period share limit).

Administration. The Compensation Committee of the Board administers the 2013 ESPP.

Eligibility. All of the Company’s employees are eligible to participate if the Company employs them for more than 20 hours per week and for more than five months per year. Eligible employees may begin participating in the 2013 ESPP at the start of any offering period.

Offering Periods. Each offering period will last a number of months determined by the Compensation Committee, not to exceed 27 months. A new offering period will begin periodically, as determined by the Compensation Committee. Offering periods may overlap or may be consecutive. Unless otherwise determined by the Compensation Committee, two offering periods of six months’ duration will begin each fiscal year on May 1 and November 1.

Amount of Contributions. The 2013 ESPP permits each eligible employee to purchase common stock through payroll deductions. Each employee’s payroll deductions may not exceed 15% of the employee’s cash compensation. Each participant may purchase up to the number of shares determined by the Board on any purchase date, not to exceed 3,500 shares. Each participant may not hold rights to purchase stock under the 2013 ESPP that would accrue at a rate that exceeds $25,000 worth of the Company’s common stock for each calendar year that the rights remain outstanding. Participants may withdraw their contributions at any time before stock is purchased.

Purchase Price. The price of each share of common stock purchased under the 2013 ESPP will be the lower of:

•	85% of the fair market value per share of common stock on the first day of the applicable offering period; and

•	85% of the fair market value per share of common stock on the purchase date.

Other Provisions. Employees may end their participation in the 2013 ESPP at any time. Participation ends automatically upon termination of employment with the company. If a change in control occurs and the acquirer does not continue or assume the 2013 ESPP, the 2013 ESPP will terminate and shares will be purchased with the payroll deductions accumulated to date by participating employees. The Board or the Compensation Committee may amend or terminate the 2013 ESPP at any time. If the Company increases the number of shares of common stock reserved for issuance under the 2013 ESPP, except for the automatic increases described above, then the Company must seek the approval of its stockholders. The 2013 ESPP will terminate automatically 20 years after its adoption by the Board, unless it is extended by the Board and such extension is approved by the Company’s stockholders within 12 months thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.3+	Histogenics Corporation 2013 Equity Incentive Plan

10.4+	Histogenics Corporation 2013 Employee Stock Purchase Plan

+	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISTOGENICS CORPORATION

Date: May 4, 2016	By:	/s/ Adam Gridley
Adam Gridley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.3+	Histogenics Corporation 2013 Equity Incentive Plan

10.4+	Histogenics Corporation 2013 Employee Stock Purchase Plan

+	Indicates management contract or compensatory plan.

Exhibit 10.3

HISTOGENICS CORPORATION

2013 EQUITY INCENTIVE PLAN

(AS ADOPTED ON NOVEMBER 13, 2013)

HISTOGENICS CORPORATION

2013 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the Registration Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards.

ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees. Each Committee shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 162(m). To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).

2.3 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.4 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.

2.5 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

2.6 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 518,327 Common Shares, (b) the number of Common Shares reserved under the Predecessor Plan that are not issued or subject to outstanding awards under the Predecessor Plan on the Registration Date, (c) any Common Shares subject to outstanding options under the Predecessor Plan on the Registration Date that subsequently expire or lapse unexercised and Common Shares issued pursuant to awards granted under the Predecessor Plans that are outstanding on the Registration Date and that are subsequently forfeited to or repurchased by the Company and (d) the additional Common Shares described in Articles 3.2 and 3.3; provided, however, that no more than 505,431 Common Shares, in the aggregate, shall be added to the Plan pursuant to clauses (b) and (c). The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Annual Increase in Shares. As of the first business day of each fiscal year of the Company during the term of the Plan, commencing on January 1, 2015, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the least of (a) 3.5% of the total number of Common Shares outstanding on December 31 of the prior year, (b) subject to adjustment under Article 9, 181,414 Common Shares, or (c) a number of Common Shares determined by the Board.

3.3 Shares Returned to Reserve. To the extent that Options, SARs or Stock Units granted under this Plan are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such SARs shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such Stock Units shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options or otherwise under the Plan are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason prior to the shares having become vested, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.4 Awards Not Reducing Share Reserve in Article 3.1. Any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5 Code Section 162(m) and 422 Limits. Subject to adjustment in accordance with Article 9:

(a) The aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any calendar year to any one Participant shall not exceed 500,000 Common Shares, except that the Company may grant to a new Employee in the calendar year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional 500,000 Common Shares;

(b) The aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any calendar year to any one Participant shall not exceed 500,000 Shares except that the Company may grant to a new Employee in the calendar year in which his or her Service as an Employee first commences Restricted Share awards and Stock Units that cover (in the aggregate) up to an additional 500,000 Common Shares;

(c) No Participant shall be paid more than $1 million in cash in any calendar year pursuant to Performance Cash Awards granted under the Plan; and

(d) No more than 1,127,716 Common Shares plus the additional Common Shares described in Article 3.2 may be issued under the Plan upon the exercise of ISOs.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may only be granted to Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.

5.7 Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure;

(d) By delivering a full-recourse promissory note, on such terms approved by the Administrator; or

(e) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR.

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

ARTICLE 8. STOCK UNITS.

8.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

8.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

8.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.

8.6 Death of Recipient. Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

8.7 Modification or Assumption of Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

8.8 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;

(b) The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; and

(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator shall include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Awards by the Company (if the Company is the surviving entity);

(b) The assumption of such outstanding Awards by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for outstanding Awards (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d) The cancellation of outstanding Options and SARs without payment of any consideration. The Optionees shall be able to exercise such Options and SARs (to the extent the Options and SARs are vested or become vested as of the effective date of the transaction) during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of the transaction;

(e) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to Options and SARs, followed by cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of the transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation;

(f) The cancellation of the Options and SARs and a payment to the Optionee with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (B) the per-share Exercise Price of the Option or SAR (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Option or SAR as exempt from Code Section 409A. If the Spread applicable to an Option or SAR is zero or a negative number, then the Option or SAR may be cancelled without making a payment to the Optionee;

(g) The cancellation of outstanding Stock Units and a payment to the holder thereof with respect to each Common Share subject to the Stock Unit (whether or not such Stock Unit is then vested) equal to the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction (the “Transaction Value”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Transaction Value. In addition, such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested, and if required under applicable tax rules, such payment may be deferred until the settlement date specified in the Stock Unit Agreement. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. In the event that a Stock Unit is subject to Code Section 409A, the payment described in this clause (g) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(h) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

10.1 Performance Cash Awards. A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.

10.2 Awards Under Other Plans. The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution. An ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

11.5 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

ARTICLE 12. TAXES.

12.1 General. As a condition to an Award under the Plan, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 162(m) Matters (a). The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section

162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.

12.4 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.5 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the Registration Date. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Article 13.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3 Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.

14.4 “Award Agreement” means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time.

14.6 “Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7 “Code” means the Internal Revenue Code of 1986, as amended.

14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9 “Common Share” means one share of the common stock of the Company.

14.10 “Company” means Histogenics Corporation, a Delaware corporation.

14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.

14.12 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.14 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.15 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons.

14.16 “ISO” means an incentive stock option described in Code Section 422(b).

14.17 “NSO” means a stock option not described in Code Sections 422 or 423.

14.18 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.19 “Optionee” means an individual or estate holding an Option or SAR.

14.20 “Outside Director” means a member of the Board who is not an Employee.

14.21 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the

Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.22 “Participant” means an individual or estate holding an Award.

14.23 “Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.

14.24 “Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).

14.25 “Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.

14.26 “Plan” means this Histogenics Corporation 2013 Equity Incentive Plan, as amended from time to time.

14.27 “Predecessor Plan” means the Company’s 2012 Equity Incentive Plan, as amended.

14.28 “Registration Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form S-1.

14.29 “Restricted Share” means a Common Share awarded under the Plan.

14.30 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

14.31 “SAR” means a stock appreciation right granted under the Plan.

14.32 “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

14.33 “Service” means service as an Employee, Outside Director or Consultant.

14.34 “Service Provider” means any individual who is an Employee, Outside Director or Consultant.

14.35 “Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

14.36 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

14.37 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.38 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

14.39 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date

14.40 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

APPENDIX A

PERFORMANCE CRITERIA

The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:

•	Earnings (before or after taxes)

•	Earnings per share

•	Earnings before interest, taxes and depreciation

•	Earnings before interest, taxes, depreciation and amortization

•	Total stockholder return

•	Return on equity or average stockholders’ equity

•	Return on assets, investment or capital employed

•	Operating income

•	Gross margin

•	Operating margin

•	Net operating income

•	Net operating income after tax

•	Return on operating revenue

•	Objective corporate or individual strategic goals
•	Sales or revenue (using a measure thereof that complies with Section 162(m))

•	Expense or cost reduction

•	Working capital

•	Economic value added (or an equivalent metric)

•	Market share

•	Cash measures including cash flow and cash balance

•	Operating cash flow

•	Cash flow per share

•	Share price

•	Debt reduction

•	Customer satisfaction

•	Stockholders’ equity

•	Contract awards or backlog

•	Objective individual performance goals

•	To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator

Exhibit 10.4

HISTOGENICS CORPORATION

2013 EMPLOYEE STOCK PURCHASE PLAN

(AS ADOPTED ON NOVEMBER 13, 2013)

HISTOGENICS CORPORATION

2013 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.	PURPOSE OF THE PLAN.

The Board adopted the Plan effective as of the IPO Date. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions or other approved contributions.

SECTION 2.	ADMINISTRATION OF THE PLAN.

(a) Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of one or more members of the Board, who shall be appointed by the Board.

(b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 3.	STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares. The number of shares of Stock available for purchase under the Plan shall be 103,665 shares of the Company’s Stock (subject to adjustment pursuant to Subsection (c) below), plus the additional shares described in Subsection (b) below. Shares of Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

(b) Annual Increase in Shares. As of the first business day of each fiscal year of the Company during the term of the Plan, commencing on January 1, 2015, the aggregate number of shares of Stock that may be issued under the Plan shall automatically increase by a number equal to the least of (i) 1% of the total number of shares of Stock actually issued and outstanding on the last business day of the prior fiscal year (excluding any rights to purchase shares of common shares that may be outstanding, such as options or warrants), (ii) 51,832 shares of Stock (subject to adjustment pursuant to Subsection (c) below), or (iii) a number of shares of Stock determined by the Board.

(c) Anti-Dilution Adjustments. In the event that any dividend or other distribution (whether in the form of cash, stock or other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, or other similar change in the corporate structure of the Company affecting the Stock and effected without receipt or payment of consideration by the Company occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, there will be a proportionate adjustment of the number and class of Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 3(a), 3(b)(ii) and 9(c).

(d) Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization, the Plan may be continued or assumed by the surviving corporation or its parent corporation. If such acquirer refuses to continue or assume the Plan, then, immediately prior to the effective time of the Corporate Reorganization, any Offering Period then in progress shall terminate, and, a new Purchase Date for each such Offering Period will be set, immediately prior to the effective time of the Corporate Reorganization. In the event a new Purchase Date is set under this Section 3(d), Participants will be given notice of the new Purchase Date. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 4.	ENROLLMENT AND PARTICIPATION.

(a) Offering Periods and Purchase Periods.

(i) Base Offering Periods. The Committee may establish Offering Periods of such frequency and duration as it may from time to time determine as appropriate (the “Base Offering Periods”); provided that a Base Offering Period shall in no event be longer than 27 months (or such other period as may be imposed under applicable tax law). The Base Offering Periods are intended to qualify under Code Section 423. Unless changed by the Committee, the Plan shall operate such that two Base Offering Periods, each of six months’ duration and each including a single six-month Purchase Period, will commence on May 1 and November 1 of each year, except that the first Base Offering Period will commence on the IPO Date and shall end on April 30, 2015, with the first Purchase Period commencing on the IPO Date and the first Purchase Date occurring on or about April 30, 2015. The Committee may determine that the first Base Offering Period applicable to the Eligible Employees of a new Participating Company shall commence on any later date specified by the Committee.

(ii) Additional Offering Periods. At the discretion of the Committee, additional Offering Periods (the “Additional Offering Periods”) may be conducted under the Plan or, if necessary or advisable, in the sole discretion of the Committee, under a separate sub-plan or sub-plans permitting grants to Eligible Employees of certain Participating Companies (each, a “Sub-Plan”). Such Additional Offering Periods may, but need not, qualify under Code Section 423, and may be designed to achieve desired tax or other objectives in particular locations outside the United States of America or to comply with local laws applicable to offerings in such foreign jurisdictions. The Committee shall determine the commencement and duration of each Additional Offering Period, and Additional Offering Periods may be consecutive or overlapping. The other terms and conditions of each Additional Offering Period shall be those set forth in this Plan document or in the applicable Sub-Plan, with such changes or additional features as the Committee determines necessary to comply with local law. Each Sub-Plan shall be

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considered a separate plan from the Plan (the “Statutory Plan”). The total number of Shares authorized to be issued under the Plan as provided in Section 3 above applies in the aggregate to both the Statutory Plan and any Sub-Plan. Unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan document shall govern the operation of such Sub-Plan.

(iii) Separate Offerings. Each Base Offering Period and Additional Offering Period conducted under the Plan or any Sub-Plan is intended to constitute a separate “offering” for purposes of Code Section 423.

(iv) Equal Rights and Privileges. To the extent an Offering Period is intended to qualify under Code Section 423, all participants in such Offering Period shall have the same rights and privileges with respect to their participation in such Offering Period in accordance with Code Section 423 and the regulations thereunder except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5).

(b) Enrollment At IPO. Each individual who, on the IPO Date, qualifies as an Eligible Employee shall automatically become a Participant on such day, and shall be considered to have been granted an option to participate in the first Offering Period under the Plan at the maximum applicable participation rate. Each Participant who was automatically enrolled on the IPO Date shall file the prescribed enrollment form with the Company. The enrollment form shall be filed at the prescribed location by a date specified by the Company, but in no event later than 30 days after the IPO Date. If a Participant who was automatically enrolled on the IPO Date fails to file such form in a timely manner, then such Participant shall be deemed to have withdrawn from the Plan under Section 6(a). A former Participant who is deemed to have withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Subsection (c) below. Re-enrollment may be effective only at the commencement of an Offering Period.

(c) Enrollment After IPO Any individual who qualifies as an Eligible Employee on the first day of any Offering Period other than the first Offering Period may elect to become a Participant on such day by filing the prescribed enrollment form with the Company. The enrollment form shall be filed at the prescribed location at least 10 business days (or such other period as the Committee or its designee may designate) prior to such day.

(d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she:

(i) Reaches the end of the Offering Period or Purchase Period, as applicable, in which his or her employee contributions were discontinued under Section 5(c) or 9(b);

(ii) Is deemed to withdraw from the Plan under Subsection (b) above;

(iii) Withdraws from the Plan under Section 6(a); or

(iv) Ceases to be an Eligible Employee.

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A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in a later calendar year, if he or she then is an Eligible Employee. In all other cases, a former Participant may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above.

SECTION 5.	EMPLOYEE CONTRIBUTIONS.

(a) Commencement of Payroll Deductions. A Participant may purchase shares of Stock under the Plan by means of payroll deductions or other approved contributions in form and substance satisfactory to the Committee. Payroll deductions or other approved contributions shall commence as soon as reasonably practicable after the Company has received the prescribed enrollment form. In jurisdictions where payroll deductions are not permitted under local law, Participants may purchase shares of Stock by making contributions in the form that is acceptable and approved by the Committee.

(b) Amount of Payroll Deductions. An Eligible Employee shall designate on the prescribed enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(c) Reducing Withholding Rate or Discontinuing Payroll Deductions. If a Participant wishes to reduce his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate may be 0% or any whole percentage of the Participant’s Compensation, but not more than his or her old withholding rate. No Participant shall make more than two elections under this Subsection (c) during any Purchase Period. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).)

(d) Increasing Withholding Rate. If a Participant wishes to increase his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate may be effective on the first day of the next-upcoming Offering Period in which the Participant participates, provided that the Participant has filed the enrollment form with the Company at the prescribed location at least 10 business days (or such other period as the Committee or its designee may designate) prior to such day. The new withholding rate may be any whole percentage of the Participant’s Compensation, but not less than 1% nor more than 15%. An increase in a Participant’s rate of payroll withholding may not take effect during an Offering Period.

SECTION 6.	WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the Plan (or, if applicable, from an Offering Period) by filing the prescribed form with the Company at the prescribed location at any time before a Purchase Date. As soon as reasonably practicable thereafter, payroll deductions or other approved contributions shall cease and the entire amount credited to the Participant’s Plan Account with respect to such Offering Period shall be refunded to him or her in cash, without interest (except as otherwise required by the laws of the local jurisdiction). No partial withdrawals from an Offering Period shall be permitted.

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(b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7.	CHANGE IN EMPLOYMENT STATUS.

(a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment provided that each Participating Company is then participating in the same Offering Period.)

(b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate on the first day following three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

SECTION 8.	PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. Unless otherwise required by the laws of the local jurisdiction, no interest shall be credited to Plan Accounts.

(b) Purchase Price. The Purchase Price for each share of Stock purchased on a Purchase Date shall be the lower of:

(i) 85% of the Fair Market Value of such share on the first day of such Offering Period or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO; or

(ii) 85% of the Fair Market Value of such share on the Purchase Date.

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(c) Number of Shares Purchased. On each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Offering Period in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing number of shares of Stock purchasable by a Participant are subject to the limitations set forth in Section 9. The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase with respect to a particular Purchase Period exceeds (i) the number of shares of Stock that were available under Section 3 above for sale under the Plan on the first day of the applicable Offering Period, or (ii) the number of shares that were available under Section 3 above for sale under the Plan on the applicable Purchase Date, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction. The numerator of such fraction is the number of shares that such Participant has elected to purchase, and the denominator of such fraction is the number of shares that all Participants have elected to purchase. The Company may make a pro rata allocation of the shares available on the first day of an applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such date. In the event of a pro-rata allocation under this Section (d), the Committee may determine in its discretion to continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 14.

(e) Issuance of Stock. The shares of Stock purchased by a Participant under the Plan may be registered in the name of such Participant, or jointly in the name of such Participant and his or her spouse as joint tenants with the right of survivorship or as community property (with or without the right of survivorship). The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. (The two preceding sentences shall apply whether or not the Participant is required to pay income tax in the United States.)

(f) Tax Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Stock under the Plan until such obligations, if any, are satisfied.

(g) Unused Cash Balances. Subject to the final sentence of Section 8(c), an amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Purchase

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Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsections (c) or (d) above or Section 9(b) shall be refunded to the Participant in cash, without interest (except as otherwise required by the laws of the local jurisdiction).

(h) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9.	PLAN LIMITATIONS.

(a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, determined in accordance with applicable tax law.

(b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased under the Plan in the current calendar year.

(ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Stock purchased during an Offering Period that commenced in the second calendar year before the current calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding two calendar years.

For all purposes under this Subsection (b), (A) the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased; and (B) this Plan shall be aggregated with any other employee stock purchase plans of the Company (or any parent or Subsidiary of the Company) described in Code Section 423. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the next Offering Period with a scheduled Purchase Date in the next calendar year, provided that he or she is an Eligible Employee at the beginning of such Offering Period.

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(c) Purchase Period Share Purchase Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase more than 3,500 shares of Stock with respect to any Purchase Period; provided that the Committee may, for future Offering Periods, increase or decrease in its absolute discretion, the maximum number of shares of Stock that a Participant may purchase during each Purchase Period.

SECTION 10.	RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11.	NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12.	NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 13.	SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued, and the Company shall have no liability for failure to issue shares of Stock, under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14.	AMENDMENT OR DISCONTINUANCE.

(a) General Rule. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Stock on the next Purchase Date, or may elect to permit Offering Periods to expire in accordance with their terms

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(and subject to any adjustment pursuant to Section 3(c) or (d)). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase shares of Stock will be returned to the Participants (without interest thereon, except as otherwise required by the laws of the local jurisdiction) as soon as administratively practicable.

(b) Committee’s Discretion. Without stockholder consent and without limiting Section 14(a), the Committee will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as it determines in its sole discretion advisable which are consistent with the Plan.

(c) Accounting Consideration. In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) Amending the Plan to conform with the safe harbor definition under Financial Accounting Standards Board Accounting Standards Codification Topic 718, including with respect to an Offering Period underway at the time;

(ii) Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(iii) Shortening any Offering Period by setting a new Purchase Date, including an Offering Period underway at the time of the Committee’s action;

(iv) Reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

(v) Reducing the maximum number of shares of Stock a Participant may purchase during any Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

(d) Stockholder Approval. Except as provided in Section 3, any increase in the aggregate number of shares of Stock that may be issued under the Plan shall be subject to the approval of the Company’s stockholders. In addition, any other amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required under Section 14(e) or by any applicable law or regulation.

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(e) Plan Termination. The Plan shall terminate automatically 20 years after its adoption by the Board, unless (i) the Plan is extended by the Board and (ii) the extension is approved within 12 months by a vote of the stockholders of the Company.

SECTION 15.	DEFINITIONS.

(a) “Board” means the Board of Directors of the Company, as constituted from time to time.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means a committee of the Board, as described in Section 2.

(d) “Company” means Histogenics Corporation, a Delaware corporation.

(e) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under Code Sections 401(k) or 125. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to equity compensation awards of the Company, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g) “Eligible Employee” means a common law employee of a Participating Company who is customarily employed for more than five months per calendar year and at least 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her. In addition, the Committee may determine prior to the commencement of an Offering Period not to exclude part-time employees or exclude employees whose customary employment is for fewer hours per week or fewer months in a calendar year; provided that such terms are applied in an identical manner to all employees of every Participating Company in such Offering Period.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means the price at which Stock was last sold in the principal U.S. market for the Stock on the applicable date or, if the applicable date was not a trading day, on the last trading day prior to the applicable date. If Stock is no longer traded on

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a public U.S. securities market, the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The Committee’s determination shall be conclusive and binding on all persons.

(j) “IPO” means the Company’s initial offering of Stock to the public.

(k) “IPO Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission for its initial offering of Stock to the public.

(l) “Offering Period” means any period, including as the context requires Base Offering Periods and Additional Offering Periods, with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(m) “Participant” means an Eligible Employee who participates in the Plan or any Sub-Plan, as provided in Section 4.

(n) “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(o) “Plan” means this Histogenics Corporation 2013 Employee Stock Purchase Plan, as it may be amended from time to time.

(p) “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(q) “Purchase Date” means the last trading day of a Purchase Period.

(r) “Purchase Period” means a period within an Offering Period (which for an Offering Period with only a single Purchase Period would be coterminous with the Offering Period) during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(a).

(s) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(t) “Stock” means the Common Stock of the Company.

(u) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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